UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                  March 14, 2002

RAMCO-GERSHENSON PROPERTIES TRUST

(Exact name of registrant as specified in its Chapter)

Maryland	1-10093	13-6908486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27600 Northwestern Highway, Suite 200, Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                  (248) 350-9900

Not applicable

(Former name or former address, if changed since last report)

SIGNATURES
INDEX TO EXHIBITS
Independent Auditors' Report
Consolidated Financial Statements

Items 1-4. Not applicable.

Item 5. Other Events.

     On March 14, 2002, Deloitte & Touche LLP issued an updated Independent Auditor’s Report with respect to the consolidated balance sheets of Ramco-Gershenson Properties Trust and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, shareholders’ equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2001.

Item 6. Not applicable.

Item 7. Financial Statements and Exhibits.

(a) — (b)	Not applicable.

(c)	Exhibits

	99.1	Independent Auditors’ Report of Deloitte & Touche LLP.

	99.2	Consolidated balance sheets of Ramco-Gershenson Properties Trust and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, shareholders’ equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2001.

Item 8. Not applicable.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: September 9, 2002	By:	/s/ Dennis Gershenson

	Name:	Dennis Gershenson
	Title:	President/CEO

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INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Independent Auditors’ Report of Deloitte & Touche LLP.

Exhibit 99.2	Consolidated balance sheets of Ramco-Gershenson Properties Trust and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, shareholders’ equity and comprehensive income and cash flows for each of the three years in the period ended December 31, 2001.

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